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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549





                                    FORM 8-K

                                 CURRENT REPORT





                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  OCTOBER 29, 1996





                       KAUFMAN AND BROAD HOME CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




         DELAWARE                       1-9195                    95-3666267
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)        (IRS EMPLOYER
    OF INCORPORATION)                                        IDENTIFICATION NO.)




 10990 WILSHIRE BOULEVARD, LOS ANGELES, CALIFORNIA                  90024
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

                                 (310) 231-4000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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FOR RELEASE TUESDAY, OCTOBER 29, 1996              For further information:
                                                   Dennis Welsch - Investors
                                                   (310) 231-4010
                                                   Greg Romano - Media
                                                   (310) 231-4253



              KAUFMAN AND BROAD FILES UNIVERSAL SHELF REGISTRATION



LOS ANGELES (OCTOBER 29, 1996) -- Kaufman and Broad Home Corporation (NYSE:KBH) today announced it has filed a universal shelf registration statement with the Securities and Exchange Commission for up to $300 million of the Company's debt and equity securities. The Company's outstanding shelf registration for debt securities in the amount of $100 million will be subsumed within the universal shelf registration.

         The securities may be offered from time to time by the Company in one or more series and in the form of senior, senior subordinated or subordinated debt, preferred stock, common stock and/or warrants to purchase such securities. The Company said it has no immediate plans to issue any securities but believes that it should be in a position to take timely advantage of market opportunities.

         The registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these





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securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

         If the Company decides to proceed with an offering, it currently intends to use the proceeds from the sale of such securities, for general corporate purposes and repayment of debt including its $630 million revolving credit facility.

         In the event of any offering under the universal shelf registration statement, a copy of the related prospectus supplement may be obtained at the time of such offering from Investor Relations, Kaufman and Broad Home Corporation, 10990 Wilshire Boulevard, Los Angeles, California 90024.

         Los Angeles-based Kaufman and Broad Home Corporation is the largest home builder in the West with 15 operating divisions in California, Arizona, Nevada, Colorado, Utah, New Mexico, and Texas. The Company is also among the largest builders in metropolitan Paris, France.

                                     # # #



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated October 29, 1996

                                        KAUFMAN AND BROAD HOME CORPORATION
                                        Registrant


                                        /s/   MICHAEL F. HENN
                                        -----------------------------------
                                        Michael F. Henn
                                        Senior Vice President and
                                        Chief Financial Officer



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